Exhibit 32.1

                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Amendment No. 2 to the Annual Report of Quest Resource Corporation (the "Company") on Form 10-KSB/A for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Jerry D. Cash, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1.   The Report fully complies with the requirements of
           section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: October 18, 2005                    /s/ Jerry D. Cash
                                          ---------------------------
                                          Jerry D. Cash
                                          Chief Executive Officer